As filed with the Securities and Exchange Commission on January 7, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund

(Exact name of Registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid

4265 San Felipe, Suite 800, Houston, TX 77027

(Name and address of agent for service)

713-993-4675

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

1

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient MLP & Energy Infrastructure Fund (“Fund”) for the year ended November 30, 2013. Please note that the information contained in this letter is based on data as of November 30, 2013.

On March 31, 2013, the Fund issued 900,000 common shares through a secondary public offering and then subsequently on April 11, 2013, the underwriters exercised in full their over-allotment option to purchase an additional 135,000 common shares that resulted in total net proceeds received by the Fund from the secondary offering to approximately $27,396,450. Net proceeds were used to make additional portfolio investments consistent with the Fund’s investment objective and policies.

As of November 30, 2013, the Fund had total consolidated assets of $314.3 million, net assets applicable to our common shares of $204 million (net asset value of $28.41 per share) and 7.2 million common shares outstanding. The Fund’s price per share was $26.26, which represents a 7.6% discount to its net asset value (“NAV”).2 The Fund’s investments, as of fiscal year-end are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of November 30, 2013:

Company Name	Sector	% of Gross Assets
Enterprise Products Partners L.P.**	MLP	7.9%
Enbridge Energy Management, L.L.C.	MLP Affiliate	7.2%
Kinder Morgan Management, LLC	MLP Affiliate	6.4%
Plains All American Pipeline, L.P.*	MLP	5.1%
Energy Transfer Equity, L.P.*	MLP	4.5%
Plains GP Holdings, L.P.	Midstream Company	4.4%
Linn Energy LLC*	MLP	4.3%
Magellan Midstream Partners, L.P.*	MLP	3.8%
Williams Companies, Inc.	Midstream Company	3.5%
Targa Resources Corp.	Midstream Company	3.5%
Total		50.6%

*Held indirectly through the wholly owned C-Corporation, Salient MLP & Energy Infrastructure, Inc.

**A portion of these shares are held indirectly through the C-Corporation.

Source: Salient Capital Advisors, LLC, November 2013.

For illustrative purposes only.

During fiscal 2013, the Fund’s NAV and market price total return was 28.8% and 17.0%, respectively, compared to 21.6% for the Alerian MLP Index (AMZ), during the same period.3 Top contributors to the Fund’s performance in fiscal 2013 include Crosstex Energy, Inc. (XTXI), Energy Transfer Equity, L.P. (ETE) and Targa Resources Corp. (TRGP). Top detractors from the Fund’s performance include Linn Co, LLC (LNCO), Eagle Rock Energy Partners, L.P (EROC), and EV Energy Partners, L.P. (EVEP). In addition, the Fund’s hedging transactions detracted approximately $4.6 million from the Fund’s performance, due to the strength of MLP returns in 2013.

The Fund’s distribution has increased for nine consecutive quarters and is currently $0.466 as of the last distribution paid on November 29, 2013. That represents a distribution increase of 4.1% over the past 12 months. As a result, the current annualized distribution represents a yield of 7.5% based on the original $25.00 IPO price as shown in the charts below:4

Distributions Paid Per Share

Source: Salient Capital Advisors, LLC, November 2013.

For illustrative purposes only. Past performance is no guarantee of future results.

3 Alerian Capital Management, December 2013.

4 No investment strategy can guarantee performance results.

Yield on Original $25 IPO Price*

Source: Salient Capital Advisors, LLC, November 2013.

*For illustrative purposes only. Actual return and yield scenarios may vary substantially from the figures illustrated above. Past performance does not guarantee future results.

Market Review

From the end of November 2012 through November 2013, MLPs gained 21.6% buoyed in our view by strong organic capex budgets that have supported attractive sector-wide distribution growth. Investor interest in MLPs continued to be robust as witnessed by five closed-end fund launches (raising an aggregate of nearly $4B) and a record 21 individual MLP IPOs which raised an additional $9.9 B including the $2.1B Plains GP Holdings offering which was the single largest North American IPO in 2013.

Performance was front-loaded with MLPs recording 70% of their 2013 returns during the first half of the year (through May) which we largely attribute to a “catch-up” as MLPs had lagged the broader market considerably during the prior year. When the Fed raised the possibility of “tapering” its quantitative easing (QE) program in late May, MLPs stalled as we believe investors mulled over what the impact would be for MLPs in what would likely be a rising interest rate environment. For the next three months (June-August), MLPs moved sideways gaining just 0.1% as investors continued to wrestle with the ultimate impact of the Fed’s actions. During this period, per our analysis MLPs held up better than other income-oriented asset classes such as utilities which fell 1.7% while REITs tumbled 8.8%.5 Interestingly, MLPs resumed their upward trajectory following the Fed’s September “non-taper” announcement. MLPs gained 6% over the final three months of the fiscal year we believe due to investors getting comfortable with slightly higher interest rates if those rates are rising as the result of an improving macroeconomic picture. Our research indicates that MLP performance historically has not gone negative until the yield spread between the US 10 Year Treasury yield and MLP yields dip below 150 bps. The current yield spread is 335 bps as of November 30, 2013 with MLPs at 6.1% and the US 10 Year Treasury yield at 2.8%, so we believe that MLPs still have some room to run.

5 MSCI U.S. REIT Index, a free float-adjusted market capitalization index, consists of equity REITs that are included in the MSCI US Investable Market 2500 Index, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. RISKS: Real estate industry concentration risk (non-diversification), interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, and inflation risk exist. Dow Jones U.S. Utilities Index measures the performance of utility companies within the United States. RISKS: Non-diversified and therefore may be more volatile than the S&P 500 Index.

Performance Snapshot as of November 30, 2013 (unaudited)

Price Per Share	1-Year Total Return*	Since Inception*
$28.41 (NAV)	28.77%	14.85%
$26.26 (Market Price)	16.99%	9.30%

Source: Salient Capital Advisors, LLC, November 2013.

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions.

Summary

Because fewer “bargains” exist as we enter 2014, we believe that intelligent stock selection will be even more critical to investing success over the next 12 months than it usually is. We know it is trite to say that 2014 is going to be a “stock picker’s market” but with many MLPs trading at or near their highs as we close out 2013, correctly choosing the names that have the ability to outperform will be challenging. We readily accept this challenge for 2014 and beyond. Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment loss. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment loss.

(Year Ended November 30, 2013)
Net investment loss, before income taxes	$(906,286)
Reconciling items:
Return of capital of distributions (a)	10,176,979
Dividends paid in stock (b)	2,483,861
Option premium earnings (c)	87,056

Distributable cash flow (non-GAAP)	$11,841,610
Distributions paid on common shares	$12,783,713
Distributable cash flow coverage ratio (non-GAAP)	0.93
Distributable cash flow coverage ratio since inception (non-GAAP)	1.00

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income (loss), whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options contracts, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income (loss). See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of call option contracts.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Salient MLP & Energy Infrastructure Fund:

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ equity of Salient MLP & Energy Infrastructure Fund and Subsidiary (the Fund), including the consolidated schedule of investments, as of November 30, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and the period from May 25, 2011 (commencement of operations) through November 30, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient MLP & Energy Infrastructure Fund and Subsidiary as of November 30, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from May 25, 2011 through November 30, 2011 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

January 27, 2014

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments

November 30, 2013

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—152.1%
Coal—2.1%
United States—2.1%
Alliance Holdings GP, L.P.(1)(2)(4)	76,686	$4,216,963

Crude/Natural Gas Production—5.2%
United States—5.2%
Memorial Production Partners LP(1)(2)(4)	276,393	5,514,040
Western Gas Equity Partners, LP(2)	115,944	5,008,781

		10,522,821

Crude/Refined Products Pipelines—54.3%
United States—54.3%
Arc Logistics Partners LP	147,522	2,972,568
Crestwood Midstream Partners, L.P.(2)(4)	198,333	4,490,259
Enbridge Energy Management, L.L.C.(2)(3)	795,365	22,715,631
Kinder Morgan, Inc.(2)	262,059	9,313,577
Kinder Morgan Management, LLC(2)(3)(4)	261,838	20,048,963
Magellan Midstream Partners, L.P.(1)(2)(4)	193,600	12,030,304
Plains All American Pipeline, L.P.(1)(2)(4)	309,020	15,936,161
Plains GP Holdings, L.P.(2)	588,489	13,829,491
Rose Rock Midstream, L.P.(2)(4)	136,300	4,889,081
Summit Midstream Partners, LP(2)(4)	133,373	4,478,665

		110,704,700

Electric Utilities—3.0%
United States—3.0%
NRG Yield, Inc.(2)	169,573	6,130,064

Natural Gas Gathering/Processing—43.1%
United States—43.1%
Atlas Energy, L.P.(2)(4)	51,557	2,288,100
Crosstex Energy, Inc.(2)	256,425	8,333,813
Crosstex Energy, L.P.(2)(4)	130,219	3,469,034
DCP Midstream Partners, LP(2)(4)	103,200	4,972,176
EMG Utica I Offshore Co-Investment, L.P.(4)(5)(6)(7)(8)	7,000,000	7,418,447
Linn Energy LLC(1)(2)	443,020	13,476,668
MarkWest Energy Partners, L.P.(2)(4)	102,089	7,051,287
Midcoast Energy Partners, L.P.	166,000	2,986,340
NGL Energy Partners, LP(2)(4)(5)(6)	305,000	9,620,907
Targa Resources Corp.(2)	134,364	10,895,577
Targa Resources Partners L.P.(2)(4)	128,502	6,560,027
Williams Companies, Inc.(2)	311,488	10,970,607

		88,042,983

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

November 30, 2013

	Shares/Units	Fair Value

Natural Gas/Natural Gas Liquids Pipelines—29.9%
United States—29.9%
Buckeye Partners, L.P.(2)(4)	58,830	$4,005,735
El Paso Pipeline Partners, L.P.(1)(2)(4)	193,270	8,036,167
Energy Transfer Equity, L.P.(1)(2)(4)	187,651	14,030,665
Enterprise Products Partners L.P.(1)(2)(4)	394,088	24,815,721
EQT Midstream Partners, LP(2)(4)	61,745	3,395,358
ONEOK, Inc.(2)	115,269	6,693,671

		60,977,317

Oil, Gas & Consumable Fuels—2.4%
United States—2.4%
AIM Water LLC(4)(5)(6)(7)	3,000,000	3,536,064
Atlas Resource Partners, L.P.(2)(4)	68,623	1,419,124

		4,955,188

Shipping—12.1%
Bermuda—5.3%
Golar LNG Partners LP(2)	338,194	10,815,444

United States—6.8%
Capital Product Partners L.P.(4)	154,746	1,386,524
Capital Product Partners L.P.—Preferred Units(4)(5)(6)(7)	666,667	6,562,803
Dynagas LNG Partners, LP	181,159	3,396,731
Navios Maritime Partners, L.P.(2)	156,076	2,623,638

		24,785,140

Total Master Limited Partnerships and Related Companies (Cost $245,681,112)		$310,335,176

Short-Term Investment—1.9%
United States Investment Company—1.9%
Invesco Short-Term Treasury Portfolio Fund—Institutional Class, 0.02%(1) (Cost $3,924,229)	3,924,229	$3,924,229

Total Investments—154.0% (Cost $249,605,341)		314,259,405

Credit Facility—(47.4%)		(96,700,000)
Other Assets and Liabilities—(6.6%)		(13,537,562)

Total Net Assets Applicable to Common Shareholders—100.0%		$204,021,843

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.
(2)

All or a portion of these securities are held as collateral pursuant to the line of credit agreement. As of November 30, 2013 the total value of securities held as collateral for the line of credit agreement was $244,563,835.

(3)	Distributions are paid-in-kind.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

November 30, 2013

(4)	Non-income producing security.
(5)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 13.30% of net assets applicable to common shareholders. See note to consolidated financial statements for further information.

(6)

Restricted securities are exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See note 2 to consolidated financial statements for further information.

(7)

Securities have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 8.59% of net assets applicable to common shareholders. See note 2 to consolidated financial statements for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners’ capital.

Salient MLP & Energy Infrastructure Fund invested in the following industries as of November 30, 2013:

	Fair Value	% of Net Assets
Coal	$4,216,963	2.1%
Crude/Natural Gas Production	10,522,821	5.2%
Crude/Refined Products Pipelines	110,704,700	54.3%
Electric Utilities	6,130,064	3.0%
Natural Gas Gathering/Processing	88,042,983	43.1%
Natural Gas/Natural Gas Liquids Pipelines	60,977,317	29.9%
Oil, Gas & Consumable Fuels	4,955,188	2.4%
Shipping	24,785,140	12.1%
Other*	(106,313,333)	(52.1)%

Total	$204,021,843	100.0%

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of November 30, 2013:

	Fair Value	% of Net Assets
Bermuda	$10,815,444	5.3%
United States	303,443,961	148.7%
Other*	(110,237,562)	(54.0)%

Total	$204,021,843	100.0%

*	Includes net other assets and liabilities.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Assets, Liabilities and Shareholders' Equity

November 30, 2013

Assets
Investments at fair value (cost $249,605,341)	$314,259,405
Interest and dividend receivable	39,082
Prepaid expenses and other assets	14,102

Total assets	314,312,589

Liabilities
Credit facility	96,700,000
Payable to Adviser	276,353
Payable for investments purchased	2,485,560
Accrued other expenses and liabilities	533,216
Distribution payable to common shareholders	45,299
Deferred tax liablility, net	10,250,318

Total liabilities	110,290,746

Net assets applicable to common shareholders	$204,021,843

Net Assets Applicable to Common Shareholders Consist of:
Capital stock, $0.01 par value; 7,181,832 shares issued and outstanding (unlimited shares authorized)	$71,818
Additional paid-in capital	155,322,480
Distributions in excess of net investment loss	(3,978,248)
Accumulated net realized loss	(759,109)
Net unrealized appreciation of investments	53,364,902

Net assets applicable to common shareholders	$204,021,843

Net Asset Value per common share outstanding	$28.41

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Operations

Year Ended November 30, 2013

Investment Income
Distributions from master limited partnerships	$10,851,805
Less return of capital on distributions	(10,176,979)

Net distributions from master limited partnerships	674,826
Dividends from master limited partnership related companies	3,173,021
Interest from corporate bonds	15,229
Interest from short term investments	5,398

Total Investment Income	3,868,474

Operating Expenses
Management fees	2,949,310
Professional fees	613,473
Administrator fees	142,963
Directors' fees	67,922
Custodian fees	28,213
Other operating expenses	263,388

Total Operating Expenses	4,065,269

Leverage Expenses
Interest expense	933,333

Total Leverage Expenses	933,333

Total Expenses	4,998,602
Less expense reimbursement by Adviser (note 9)	(223,842)

Net Expenses	4,774,760

Net Investment Loss, before Income Taxes	(906,286)

Deferred tax benefit	531,476

Net Investment Loss	(374,810)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	12,246,994
Futures	(1,009,074)
Option contracts	87,056
Swap contracts	(3,351,225)

Net realized gain, before income taxes	7,973,751
Deferred tax expense	(140,556)

Net realized gain	7,833,195

Change in unrealized appreciation/depreciation of:
Investments, futures, option contracts, and swap contracts, before income taxes	42,977,461
Deferred tax expense	(6,219,337)

Change in unrealized appreciation	36,758,124

Net Realized and Change in Unrealized Appreciation on Investments and Derivative Transactions	44,591,319

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$44,216,509

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statements of Changes in Net Assets

	Year Ended November 30, 2013	Year Ended November 30, 2012
Operations
Net investment income (loss), net of income taxes	$(374,810)	$182,172
Net realized gain (loss), net of income taxes	7,833,195	(3,479,381)
Change in unrealized appreciation, net of income taxes	36,758,124	13,926,603

Net increase in net assets applicable to common shareholders resulting from operations	44,216,509	10,629,394

Distributions to Common Shareholders
In excess of net investment loss	(3,323,385)	—
Net realized gains	(3,889,711)	—
Return of capital	(5,570,617)	(10,663,091)

Total distributions to common shareholders	(12,783,713)	(10,663,091)

Capital Stock Transactions
Proceeds from additional offerings of 1,035,000 common shares	28,514,250	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(1,117,800)	—
Issuance of 6,426 and 5,259 common shares from reinvestment of distributions to shareholders, respectively	167,156	126,438

Net increase in net assets applicable to common shareholders from common share transactions	27,563,606	126,438

Total increase in net assets applicable to common shareholders	58,996,402	92,741
Net Assets
Beginning of period	145,025,441	144,932,700

End of period	$204,021,843	$145,025,441

Distributions in excess of net investment loss	$(3,978,248)	$(2,090,128)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Cash Flows

Year Ended November 30, 2013

Reconciliation of net increase in net assets applicable to common shareholders resulting from operations to net cash used for operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$44,216,509
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(266,081,277)
Proceeds from disposition of investments	209,568,338
Net purchases of short-term investments	(725,823)
Premiums from written call options	75,825
Premiums paid on credit default swap agreements	322,325
Return of capital on distributions from master limited partnerships	10,176,979
Amortization of bond premium	76
Change in unrealized appreciation of investments	(42,402,859)
Change in unrealized depreciation of option contracts	8,871
Change in unrealized appreciation of swap contracts	(666,920)
Net realized gain on investments	(12,246,994)
Net realized gain on option contracts	(87,056)

Changes in operating assets and liabilities:
Interest and dividend receivable	87,993
Prepaid expenses and other assets	7,503
Receivable for investments sold	704,059
Deposits with brokers for swap agreements	370,000
Deposits with brokers for futures contracts	1,024,025
Payable for investments purchased	2,485,560
Variation margin on futures contracts	(12,996)
Deferred tax liability	5,822,008
Payable to Adviser, net of receivable	117,946
Accrued expenses and other liabilities	108,548

Net cash used for operating activities	$(47,127,360)

Cash Flows From Financing Activities
Advances from credit facility	131,000,000
Repayments on credit facility	(95,950,000)
Issuance of common shares	28,514,250
Common share issuance costs	(1,117,800)
Distributions paid to common shareholders, net of reinvestments	(15,319,090)

Net cash provided by financing activities	47,127,360

Net change in cash	—
Cash—beginning of period	—

Cash—end of period	$—

Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$167,156
Supplemental schedule of cash activity:
Cash paid for interest during period	$854,502
Cash paid for non-use fees during the period	36,668

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Financial Highlights

	Year Ended November 30, 2013	Year Ended November 30, 2012	Period from May 25, 2011(1) through November 30, 2011
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.62	$23.62	$—
Public offering price	—	—	25.00
Income from Investment Operations
Net investment income (loss)	(0.05)	0.03	0.13
Net realized gain and change in unrealized appreciation on investments	6.85	1.71	0.49

Total income from investment operations	6.80	1.74	0.62

Distributions to Common Shareholders
Net investment income	(0.49)	—	(0.13)
Net realized gain	(0.57)	—	—
Return of capital	(0.79)	(1.74)	(0.68)

Total distributions to common shareholders	(1.85)	(1.74)	(0.81)

Underwriting discounts and offering costs on issuance of common shares(3)	(0.16)	—	(1.19)

Net Asset Value, end of period	$28.41	$23.62	$23.62

Per common share market value, end of period	$26.26	$24.03	$23.42

Total Investment Return Based on Market Value(4)	16.99%	10.22%	(2.95)%

Ratios to Average Net Assets:(5)
Net investment income (loss)	(0.20)%	0.12%	1.08%
Gross operating expenses	5.88%	5.65%	2.73%
Net operating expenses(6)	5.76%	5.40%	2.49%
Net operating expenses (excluding deferred income tax benefit/expense)(6)(7)	2.59%	2.52%	2.39%
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000's)	$204,022	$145,025	$144,933
Average net assets (000's)	$184,239	$151,308	$140,843
Portfolio turnover rate	73%	92%	18%
Asset coverage per $1,000 unit of senior indebtedness(8)	3,110	3,352	3,946
Short-term borrowings, end of period (000's)	$96,700	$61,650	$49,200

(1)	Commencement of Operations.
(2)	Information presented is per common share outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2013 and the period from May 25, 2011 through November 30, 2011.
(4)

Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.

(5)	Annualized for periods less than one full year.
(6)	The amount includes an investment adviser waiver representing 0.12% to the expense ratio from inception through May 21, 2013. Without this waiver, the expense ratios would be higher.
(7)

For the year ended November 30, 2013, the Fund accrued $5,828,417 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $4,355,543 for net deferred income tax expense. For the period from May 25, 2011 through November 30, 2011 the Fund accrued $50,324 for net deferred income tax expense.

(8)

Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements

November 30, 2013

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

These Consolidated Schedule of Investments has been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and reflects the financial position of the Fund and its Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date,

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the position valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or NAV as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the level of inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transaction exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at November 30, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
AIM Water LLC*	1.7%	March 7, 2012	$3,000,000	3,000,000	$3,536,064
Capital Product Partners, L.P*.	3.2	May 21, 2012	6,000,003	666,667	6,562,803
EMG Utica I Offshore Co-Investment, L.P*.	3.6	February 22, 2013	7,000,000	7,000,000	7,418,447
NGL Energy Partners, LP**	0.7	September 30, 2013	1,410,000	47,000	1,490,635
NGL Energy Partners, LP**	2.7	June 24, 2013	4,894,620	174,000	5,541,207
NGL Energy Partners, LP**	1.3	November 5, 2013	2,485,560	84,000	2,589,065

Total	13.2%		$24,790,183	10,971,667	$27,138,221

*	Securities have been deemed illiquid by the Adviser based on procedures approved by the Board.
**	Securities have been deemed liquid by the Adviser based on procedures approved by the Board.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities but does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investment in other affiliates for the year ended November 30, 2013.

Security	Fair Value 11/30/2012	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation (Depreciation)	Interest/ Dividend Income	Fair Value 11/30/2013
EMG Utica I Offshore Co-Investment, L.P.	$—	$7,000,000	$—	$—	$418,447	$—	$7,418,447

(i) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at period end, if any, are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The fund had the following transactions in written options during the year ended November 30, 2013, are as follows:

	Number of Contracts	Premiums
Outstanding at November 30, 2012	236	$11,231
Options written	28,595	1,109,514
Options exercised	(7,261)	(291,974)
Options expired	(12,168)	(455,555)
Options covered	(9,402)	(373,216)

Outstanding at November 30, 2013	—	$—

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

SWAP AGREEMENTS—The Fund invests in swap agreements, primarily credit default and total return swaps, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

A total return swap agreement is a bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

As of November 30, 2013, the fund held no investments in derivative instruments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended November 30, 2013.

	Net Realized Gain(Loss) on Derivatives	Change in Net Unrealized Appreciation/Depreciation on Derivatives
Equity Risk Exposure:
Total Return Swap Agreements	$(2,461,315)	$—
Futures Contracts	(2,158,737)	(160,013)
Written Call Options	87,056	(8,871)
Commodity Risk Exposure:
Futures Contracts	1,051,749	76,183
Credit Risk Exposure:
Credit Default Swap Agreements	(889,910)	666,620
Interest Rate Risk Exposure:
Futures Contracts	97,914	383

Volume of Derivative Activity

The following is a summary of the average monthly notional value of written call options, futures contracts and swap agreements including credit default swaps where protection was purchased during the year ended November 30, 2013.

	Average Monthly Notional Value	Notional Value Outstanding at November 30, 2013
Written call options	$(5,690,850)	$—
Futures contracts sold	(20,213,901)	—
Equity Swap agreements	(15,501,668)	—

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with the requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

(l) INVESTMENT INCOME

Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(m) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

(n) RECENT ISSUED ACCOUNTING PRONOUNCEMENT

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements disclosures.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

(o) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2013, the Fund estimated that approximately 94% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $10,176,979 of dividends and distributions received from its investments. Net realized gain was increased by $6,547,226 and change in net unrealized appreciation (depreciation) was increased by $3,629,753 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(p) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2013, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the durations of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and all prior tax years remain open and subject to examination by tax jurisdictions.

(q) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations, with the comment period ending October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in MLPs (whether held in the Fund directly or held in the Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical securities

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and appropriate. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator. The Adviser valuation committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management, accounting, and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of November 30, 2013, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1 Investment Securities	LEVEL 2 Investment Securities	LEVEL 3 Investment Securities	Total Investment Securities
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$71,003,629	$9,620,907	$7,418,447	$88,042,983
Oil, Gas and Consumable Fuels	1,419,124	—	3,536,064	4,955,188
Shipping	18,222,337	6,562,803	—	24,785,140
Other Master Limited Partnerships and Related Companies	192,551,865	—	—	192,551,865
Money Market Fund	3,924,229	—	—	3,924,229

Total	$287,121,184	$16,183,710	$10,954,511	$314,259,405

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of November 30, 2013.

Type of Assets	Fair value as of November 30, 2013	Valuation Technique(s)	Liquidity of Investments	Adjustments To NAV**
Master Limited Partnerships and Related Companies
AIM Water LLC	$3,536,064	NAV as Practical Expedient*	Greater than Quarterly	None
EMG Utica I Offshore Co-Investment, L.P.	7,418,447	NAV as Practical Expedient*	Greater than Quarterly	None

Total Investments	$10,954,511

*	Unobservable valuation input.
**	Fair value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended November 30, 2013. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2012	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of November 30, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$600,000	$7,000,000	$(600,000)	$—	$418,447	$7,418,447
Oil & Gas Field Services	2,997,000	—	—	—	539,064	$3,536,064

Total Investments	$3,597,000	$7,000,000	$(600,000)	$—	$957,511	$10,954,511

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $93,000,000 credit facility. Borrowings under the Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum. Prior to August 20, 2013 the Agreement accrued interest at a rate of LIBOR plus 0.95%. The average principal balance and weighted average interest rate for the year ended November 30, 2013 was approximately $60,300,000 and 1.09%, respectively. At November 30, 2013, the principal balance outstanding was $78,800,000 at an interest rate of 0.92%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $41,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. Prior to August 20, 2013 the Agreement accrued interest at a rate of LIBOR plus 0.95%. The average principal balance and weighted average interest rate for the year ended November 30, 2013 was approximately $19,200,000 and 1.09%, respectively. At November 30, 2013, the principal balance outstanding was $17,900,000 at an interest rate of 0.92%.

(5) INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2013, as noted below, was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$3,323,385	$3,889,711	$7,213,096	$5,570,617	$12,783,713

The differences between book-basis and tax-basis unrealized appreciations (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$247,967,718

Gross unrealized appreciation	68,032,883
Gross unrealized depreciation	(1,741,196)

Net unrealized appreciation (depreciation) before taxes	66,291,687
Net unrealized appreciation (depreciation) after taxes	54,482,522
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	(17,664,142)

Total accumulated earnings (losses)	$48,627,545

As of the end of the tax year ended November 30, 2013, the Fund had no capital loss carryforwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st and nonspecified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. At November 30, 2013, the Fund deferred, on a tax basis, late year losses of $5,615,871.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$1,144,525
Capital loss carryforward	414,292

Total deferred tax assets	1,558,817
Less Deferred tax liabilities:
Unrealized gain on investment securities	11,809,135

Total net deferred tax liability	$10,250,318

The Fund has net operating loss carryforwards (“NOLs”) attributable to the Subsidiary as summarized below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$(68,009)	November 30, 2031
November 30, 2012	(433,145)	November 30, 2032
November 30, 2013	(2,672,645)	November 30, 2033

Total	$(3,173,799)

Fiscal Period Ended Capital Loss		Expiration
November 30, 2012	$(1,148,842)	November 30, 2017

Capital loss carryforwards are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax valuation asset will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2013, as follows:

	Deferred	Total
Application of statutory income tax benefit	$5,321,931	$5,321,931
State income taxes, net of federal tax benefit	506,486	506,486

Total income tax expense	$5,828,417	$5,828,417

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

(6) RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap adjustments, partnership adjustments and return of capital distributions, on November 30, 2013, accumulated net investment loss was increased by $2,480,710, accumulated net realized loss was decreased by $5,081,067 and additional paid-in capital was increased by $2,600,357. This reclassification had no effect on the net assets of the Fund.

(7) INVESTMENT TRANSACTIONS

For the year ended November 30, 2013 the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $266,081,277 and $191,630,151 (excluding short-term debt securities), respectively.

(8) ADMINISTRATIVE AGREEMENTS

In consideration for administration, accounting, and recordkeeping services, the Fund will pay the Independent Administrator a monthly administration fee. The Independent Administrator provides the Fund with compliance, transfer agency, custody, and other investor related services including serving as the Fund’s registrant, divided paying agent, and agent for the DRIP.

In consideration for these services, the Fund pays the Independent Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $300,000,000 of the Fund’s average net assets. If the Fund’s net assets for the month are greater than $300,000,000, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $125,000. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

(9) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

The Board is authorized to engage an investment adviser and it has selected the Adviser to manage the Fund’s portfolio and operations pursuant to an investment management agreement (the “Investment Management Agreement”). Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate, of 1.20%, based on the average monthly net assets of the Fund, excluding any liabilities related to borrowing, accrued, and payable monthly. The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets for the first 24 months following the Fund’s initial public offering. The Adviser earned $2,949,310 in advisory fees (net of $223,842 of advisory fees waived by the Adviser) for the year ended November 30, 2013.

(10) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(11) COMMON SHARES

The Fund has unlimited shares of capital shares authorized and 7,181,832 shares issued and outstanding at November 30, 2013. Transactions in common shares for the year ended November 30, 2013:

Shares issued and outstanding at November 30, 2012	6,140,406
Shares issued through additional offerings	1,035,000
Shares issued through reinvestment of dividend	6,426

Shares issued and outstanding at November 30, 2013	7,181,832

(12) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on the evaluation, no adjustments were required to the financial statements as of November 30, 2013.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers

November 30, 2013

(Unaudited)

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 74	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	9	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Brandes Investment Trust (investment companies) (four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Age: 52	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years.	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 57	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	9

The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Monebo Technologies Inc., since 2009;

The National Math and Science Initiative, and Space Agency, since 2008;

Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 76	Trustee (Since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Age: 77	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009.
Scott E. Schwinger Age: 48	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 53	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012;

Salient Midstream & MLP Fund (investment company) since 2012;

Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Andrew B. Linbeck(1) Age: 49	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient Midstream & MLP Fund (investment company) since 2012;

Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Greg A. Reid(1) Age: 48	Trustee, President and Chief Executive Officer (Since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007- 2010; Merrill Lynch Private Banking Group, 1997-2007.	2	Salient Midstream & MLP Fund (investment company) since 2012.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. Haag Sherman(1) Age: 48	Trustee (Since inception)	Non-executive vice chairman of Salient, since 2012.	2	The Endowment Funds (investment companies) (five funds) since 2004; Salient Midstream & MLP Fund (investment company) since 2012; Blue Dolphin Energy Company since 2012; PlainsCapital Corporation, since 2009.

(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient Capital Advisors, LLC (“Salient”).

Officers

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John E. Price(1) Age: 46	Treasurer and Chief Financial Officer since 2011	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003.	N/A	N/A
Paul Bachtold(1) Age: 40	Chief Compliance Officer since 2011	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.	N/A	N/A
Jeremy Radcliffe(1) Age: 39	Secretary since 2011	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	N/A	N/A

(1)	This person’s status as an “interested” Trustee arises from his affiliation with Salient Capital Advisors, LLC (the “Adviser”).

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information

November 30, 2013

(Unaudited)

Director and Officer Compensation

The Fund does not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2013, the aggregate compensation paid by the Fund to the independent Trustees was $90,000. The Fund did not pay any special compensation to any of its Trustees or officers.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-809-0525, by visiting the Fund’s website at www.salientmlpfund.com, or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2011 are available to shareholders (i) without charge, upon request by calling 1-800-809-0525; and (ii) on the SEC’s website at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-809-0525 or by visiting the SEC’s Website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information, continued

November 30, 2013

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Tax Information - 2013

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates 76% of ordinary dividends as qualified dividend income. Additionally, 76% of the ordinary dividends qualified for the dividends received deduction available to corporations.

Automatic Dividend Reinvestment and Cash Purchase Plan

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

Salient® MLP & Energy Infrastructure Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMF

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. G. Edward Powell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and audit-related services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant refer to services in the other categories above. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$52,500	$55,300
Audit-Related Fees	$12,000	$18,000
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Registrant’s principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. No such non-audit services were provided by the accountants for the period covered by this report.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The Registrants has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Jonathan P. Carroll, Dr. Bernard A. Harris,
G. Edward Powell, and Scott Schwinger.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SALIENT MLP AND ENERGY INFRASTRUCTURE FUND

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Fund seeks to assure that proxies received by the Fund are voted in the best interest of the Fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Advisor and Sub-Advisor Policies

Except as provided in Section III below, the Fund delegates the authority to vote proxies related to portfolio securities to Salient Capital Advisors, LLC, (the “Advisor”), as investment advisor to the Fund. For each portion of the Fund’s portfolio managed by a sub-advisor retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Advisor”), the Advisor in turn may delegate its proxy voting authority to the Sub-Advisor responsible for that portion of the Fund’s portfolio. The Board of Trustees of the Fund adopts the proxy voting policies and procedures of the Advisor and Sub-Advisors as the proxy voting policies and procedures that will be used by the respective entity when exercising voting authority on behalf of the Fund.

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III.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Advisor or Sub-Advisor seeks the Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent Trustees of the Fund may provide the Fund’s consent to vote.

IV.	Annual Review of Proxy Voting Policies of Advisor and Sub-Advisors

The Board of Trustees of the Fund will review on an annual basis the proxy voting policies of the Advisor and Sub-Advisors applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Greg A. Reid, Frank T. Gardner III and Lee Partridge (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Greg A. Reid	Trustee, President and Chief Executive Officer (since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.

Frank T. Gardner III	Director and Portfolio Manager since 2012.	Portfolio Manager and Director of Research for SCA from 2010 to 2011. Portfolio Manager for Telemus Capital Partners from 2007 to 2010.

Lee Partridge	Managing Director and Chief Investment Officer since 2012.	Chief Investment Officer of Salient Partners, LP since November 2010. Founder and CEO of Integrity Capital, LLC, from September 2009 to November 2010. Head of fixed income and deputy chief investment officer at the Teacher Retirement System of Texas from May 2001 to September 2009.

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(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2012:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Gregory A. Reid

Registered investment companies	2	$627M	0	0

Other pooled investment vehicles	5	$404M	2	$314M

Other accounts	4	$603M	2	$63M

Frank T. Gardner III

Registered investment companies	2	$627M	0	0

Other pooled investment vehicles	5	$404M	2	$314M

Other accounts	4	$603M	2	$63M

Lee Partridge

Registered investment companies	10	$3,095M	0	0

Other pooled investment vehicles	9	$884M	0	0

Other accounts	1	$9,739M	1	$9,739M

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Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

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The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2013:

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of our equity securities prior to this offering; however, through their limited partner interests in the parent company of the Adviser, which owned all our outstanding securities as of April 23, 2012 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of our securities.

(a)(4) As of November 30, 2013:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Greg A. Reid	$—

Frank T. Gardner III	$—

Lee Partridge	$—

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/12-12/31/12	0	N/A	N/A	N/A

Month #2 01/01/13-01/31/13	0	N/A	N/A	N/A

Month #3 02/01/13-02/28/13	0	N/A	N/A	N/A

Month #4 03/01/13-03/31/13	0	N/A	N/A	N/A

Month #5 04/01/13-04/30/13	0	N/A	N/A	N/A

Month #6 05/01/13-05/31/13	0	N/A	N/A	N/A

Month #7 06/01/13-06/30/13	0	N/A	N/A	N/A

Month #8 07/01/13-07/31/13	0	N/A	N/A	N/A

Month #9 08/01/13-08/31/13	0	N/A	N/A	N/A

Month #10 09/01/13-09/30/13	0	N/A	N/A	N/A

Month #11 10/01/13-10/31/13	0	N/A	N/A	N/A

Month #12 11/01/13-11/30/13	0	N/A	N/A	N/A

Total	0	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Fund. Shareholders may submit for the Committee’s consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)	The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

(ii)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

(iii)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

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(v)	The nominee may not be an executive officer, Trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii)	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(b)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee.

(i)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s interest that is eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii)	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for a least two years.

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:

(i)	the shareholder’s contact information;

(ii)	the nominee’s contact information and the amount of interest of the Fund owned by the proposed nominee

(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act; and

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(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund proxy statement, if so designated by the Committee and the Fund Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Executive Officer and its Treasurer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MLP & Energy Infrastructure Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date January 27, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price, Treasurer & Principal Financial Officer

Date January 27, 2014

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